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                                                                    Exhibit 10.5

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and dated as of the 16th day of November, 1998, by and among CENTRAL NEWSPAPERS, INC., an Indiana corporation (the "Company"), the Lenders under the Credit Agreement referred to below (as the term "Lenders" and capitalized terms not otherwise defined herein are defined in the Credit Agreement), and THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as Administrative Agent for the Lenders.


                                    RECITALS

     A. Pursuant to that certain Credit Agreement dated as of November 10, 1998, by and among the Administrative Agent, the Syndication Agent, the Documentation Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

     B. The Company has requested the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement as more particularly described below.

     NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agrees as follows:


                                   AGREEMENT

     1. Modification of Financial Covenant. To reflect the agreement of the Administrative Agent and the Lenders to modify the minimum consolidated net worth requirement contained in the Credit Agreement, Paragraph 6.18.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "6.18.1. Minimum Consolidated Net Worth. The Borrower will maintain, as at the last day of each fiscal quarter, a minimum Consolidated Net Worth equal to: (i) $140,000,000, plus (ii) the sum of: (a) commencing with the fiscal quarter ending March 31, 1999 and without deduction for the loss in any fiscal quarter, 50% of Consolidated Net Income for such fiscal quarter (if positive), plus (b) 80% of the proceeds (net of customary and reasonable transaction costs) of all equity issuances of the Borrower and its consolidated Subsidiaries occurring after June 28, 1998."

     2. Reaffirmation by Guarantors. By executing this Amendment each of the Guarantors hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of such Guarantor or the rights of the Administrative Agent and the Lenders under the Credit Guaranty and Guarantor Subordination Agreement executed by such Guarantor or any other document or instrument made or given by such Guarantor in connection therewith, (b) the term "Guaranteed Obligations" as used in each Credit Agreement and the term "Senior Obligations" as used in the Guarantor Subordination


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Agreement includes, without limitation, the Obligations of the Company under the
Credit Agreement as amended hereby and (c) each Credit Guaranty and Guarantor Subordination Agreement remains in full force and effect.

     3. Effective Date. This Amendment shall be effective as of the date that the Administrative Agent receives:

          (a) Duly executed signature pages for this Amendment from each party hereto, including, without limitation, the Guarantors; and

          (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Administrative Agent or any Lender may require.

     4. Representations and Warranties. The Company and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:

          (a) Such Person has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of such Person and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

          (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (1) the representations and warranties of such Person contained in the Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

     5. No Other Amendment or Waiver. Except as expressly set forth herein, the Loan Documents shall remain in full force and effect as written and amended to date.

     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                        CENTRAL NEWSPAPERS, INC.,
                                        as Indiana corporation




                                        By: /s/ Thomas K. MacGillivray
                                            ------------------------------------
                                        Names: Thomas K. MacGillivray
                                        Title: Vice President and Chief
                                                 Financial Officer



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                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as the Administrative Agent and a Lender


                              By:       /s/ Mark A. Isley
                                 --------------------------------------
                                 Names:  Mark A. Isley
                                        -------------------------------
                                 Title:  First Vice President
                                        -------------------------------


                              BANK OF MONTREAL, as a Lender


                              By:       /s/ W. T. Calder
                                 --------------------------------------
                                 Names:  W. T. Calder
                                        -------------------------------
                                 Title:  Managing Director
                                        -------------------------------



                              NORWEST BANK MINNESOTA, NATIONAL
                              ASSOCIATION, as a Lender


                              By:       /s/ Mary D. Falck
                                 --------------------------------------
                                 Names:  Mary D. Falck
                                        -------------------------------
                                 Title:  Vice President
                                        -------------------------------



                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Lender


                              By:       /s/ George V. Hausler
                                 --------------------------------------
                                 Names:  George V. Hausler
                                        -------------------------------
                                 Title:  Vice President
                                        -------------------------------



                              THE NORTHERN TRUST COMPANY, as a Lender


                              By:       /s/ Candelario Martinez
                                 --------------------------------------
                                 Names:  Candelario Martinez
                                        -------------------------------
                                 Title:  Vice President
                                        -------------------------------


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                              NATIONAL CITY BANK OF INDIANA,
                              as a Lender

                              By:       /s/ Wm. E. Kennedy
                                 --------------------------------------
                                 Names:  William E. Kennedy
                                        -------------------------------
                                 Title:  Vice President
                                        -------------------------------



                              FIFTH THIRD BANK, INDIANA, as a Lender

                              By:       /s/ J. Daniel Philpott
                                 --------------------------------------
                                 Names:  J. Daniel Philpott
                                        -------------------------------
                                 Title:  Vice President
                                        -------------------------------






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